UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

ALX ONCOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39386	85-0642577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

323 Allerton Avenue,

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

(650) 466-7125

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	ALXO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of matters to a vote of security holders.

ALX Oncology Holdings Inc. (the “Company”) held its Annual Meeting of stockholders (the “Annual Meeting”) on June 14, 2022. The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below.

Proposal 1: Election of Two Class II Directors

Name of Director	For	Withheld	Broker Non-Votes
Itziar Canamasas, Ph.D.	31,224,326	1,088,172	1,958,445
Jack Nielsen	27,509,300	4,803,198	1,958,445

Each director nominee was duly elected to serve until the 2025 annual meeting of stockholders and until their successor is duly elected and qualified, subject to earlier resignation or removal.

Proposal 2: Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
28,566,208	3,738,258	8,032	1,958,445

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting.

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Every Year	Every 2 Years	Every 3 Years	Abstain
32,294,203	182	11,708	6,405

The stockholders supported, on an advisory basis, every year as the proposed frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers, the “Say-on-Pay” proposal. Based on the recommendation of the Board of Directors in the proxy statement for the Annual Meeting and the voting results from Proposal 3, the Company will include a Say-on-Pay proposal in its proxy statement every year until the next required non-binding advisory vote on the frequency of a Say-on-Pay vote.

Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
34,268,632	643	1,668

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALX ONCOLOGY HOLDINGS INC.

By:	/s/ Peter Garcia
Peter Garcia
Chief Financial Officer

Date: June 16, 2022